UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 19, 2005.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its chapter)


          Montana                      000-33057                 84-1365550
          -------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada       V6C 1T2
-------------------------------------------------------------       -------
          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (604) 669-3707
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01  OTHER EVENTS
-----------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2,
Exhibit 99.3 and Exhibit 99.4.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.        Description
-----------        -----------
Exhibit 99.1       Press Release dated January 19, 2005.
Exhibit 99.2       Press Release dated February 3, 2005.
Exhibit 99.3       Press Release dated February 7, 2005.
Exhibit 99.4       Press Release dated February 8, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2005

                                       ANDRESMIN GOLD CORPORATION


                                       By:     /s/ Ian Brodie
                                          ---------------------------
                                       Name:   Ian Brodie
                                       Title:  President and Director

                                  EXHIBIT INDEX
                                  -------------

                                                                 Sequential Page
Number            Exhibit                                             Number
------            -------                                             ------

Exhibit 99.1      Press Release dated January 19, 2005.                  5
Exhibit 99.2      Press Release dated February 3, 2005.                  6
Exhibit 99.3      Press Release dated February 7, 2005.                  7
Exhibit 99.4      Press Release dated February 8, 2005.                  9